UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2023

Harbor Custom Development, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code (253) 649-0636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8.0 % Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 21, 2023, Harbor Custom Development, Inc. (the “Company”) issued a press release announcing that it has contracted to sell its Mills Crossing townhomes in Bremerton, Washington to Kitsap Community Resources for a purchase price of $14,250,000. Closing is expected to take place on or before April 28, 2023, unless otherwise extended for an additional 30 days, and contingent upon the buyer satisfying their financing contingency requirement.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Report are forward-looking statements, including statements regarding the potential closing of the sale of the Mills Crossing townhomes to Kitsap Community Resources. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to the Company on the date of this Report. These forward-looking statements are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development, Inc., dated February 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

Harbor Custom Development, Inc.

Date:	February 22, 2023	By:	/s/ Jeff Habersetzer
		Name:	Jeff Habersetzer
		Title:	Chief Operating Officer, Secretary, and General Counsel